AUTOMOTIVE TECH LEADER CDK GLOBAL ACQUIRES
DIGITAL RETAIL PLATFORM ROADSTER
Digital Sales Platform Integration to Equip Dealers with
Amazon-like Experience for New and Used Vehicles

HOFFMAN ESTATES, Ill. – June 2, 2021 – CDK Global, Inc. (Nasdaq: CDK), a leading retail automotive technology company, today completed the acquisition of Palo Alto, Calif.-based Roadster, Inc. (“Roadster”), a digital sales platform that modernizes the way consumers buy vehicles and the process in which dealers sell them. The integration of Roadster assets and capabilities positions CDK to bring the first fully integrated, end-to-end retail solution to the automotive market and deliver on the promise of Modern Retailing.

The solution will help franchise automotive dealers compete with—and exceed the capabilities of—digital-first used vehicle marketplaces that have expanded rapidly in the past year. It will enable dealers to sell new and used vehicles completely online, while also giving consumers the option to begin and end the vehicle-buying process anywhere they choose—online or in-store.

“Consumers have shown they are increasingly more willing to purchase big ticket items online, and this trend has quickly accelerated during the pandemic,” said Brian Krzanich, president and chief executive officer, CDK Global. “To meet their expectations, the automotive industry requires integrations of the right technology, data and infrastructure to better connect its online and in-store experiences. Roadster’s consumer-focused approach and innovative technology will significantly contribute to our Modern Retailing efforts to create a seamless omnichannel vehicle-buying process that puts dealers at the heart of the relationship.”

For more than 40 years, CDK has helped dealers and OEMs run their businesses more efficiently, drive profitability and create differentiated experiences that keep customers for life.

In recent years, CDK has strategically focused on delivering solutions that remove friction from the vehicle-buying experience. Specifically, CDK digitized critical pieces of the sales process with products such as Connected Store, Elead CRM, Digital Contracting and eSign.

Roadster will create an increased market opportunity for CDK with new OEM partnership potential and expanded offerings to all dealers. It will also leverage open integrations built on the Fortellis platform and provide a bridge to dealer back-end systems—regardless of dealer management system (DMS) or customer relationship management (CRM) provider.

“We’re proud of the work we’ve done at Roadster over the last eight years to modernize the car-buying experience and reduce the time it takes to purchase a vehicle,” said Andy Moss, founder and CEO, Roadster. “Automotive retailing is extremely complex, and the best way to create a truly frictionless, end-to-end buying experience is to fully integrate our technology with the back-end systems that power dealership sales, finance and operations, regardless of provider.”

About CDK Global, Inc.
CDK Global (NASDAQ: CDK) is a leading provider of integrated data and technology solutions to the automotive, heavy truck, recreation and heavy equipment industries. Focused on enabling end-to-end, omnichannel retail commerce through open, agnostic technology, CDK Global provides solutions to dealers and original equipment manufacturers, serving nearly 15,000 retail locations in North America. CDK solutions connect people with technology by automating and integrating all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

About Roadster
Roadster provides consumer-driven Commerce Solutions for today’s modern dealership. With Roadster's proprietary technology platform, dealerships can provide hassle-free car buying in-store, online or on the go. Roadster dramatically improves dealership customer satisfaction scores, while significantly reducing sales costs. From inventory merchandising, to financing/leasing, incentives, trade-ins, service plans and accessories-- Roadster delivers near penny perfect deals in a beautifully designed interface that customers and employees will love. Roadster is based in Palo Alto, CA and was founded in late 2013. For more information, please visit Roadster.com.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: statements regarding the company’s ability to achieve the intended benefits of the transaction; the Company’s business outlook; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the accuracy of the Company’s expectations regarding the potential impacts of the COVID-19 pandemic on the Company’s business; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and in its most recent Quarterly Reports on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. The Company’s SEC filings can be found on the Company’s website at investors.cdkglobal.com and the SEC's website at www.sec.gov.

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Investor Relations Contact: Julie Schlueter 847.485.4643 julie.schlueter@cdk.com	Media Contact: Tony Macrito 630.805.0782 tony.macrito@cdk.com